UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 28, 2008

Permanent Master Issuer PLC (Exact name of issuing entity as specified in its charter)

Permanent Funding (No.2) Limited (Exact name of depositor as specified in its charter)

Bank of Scotland plc (Exact name of sponsor as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	333-137495-01 (Commission File Number)	N/A (IRS Employer ID Number)

35 Great St. Helen's, London, United Kingdom	EC3A 6AP

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	+44 (0) 20 7398-6300
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

The Amended and Restated Master Definitions and Construction Schedule, dated as of November 21, 2007 (the “Existing Master Definitions”), which was filed as an exhibit to the Form 8-K dated November 21, 2007, was amended and restated by the Amended and Restated Master Definitions and Construction Schedule, dated as of May 28, 2008 (the “Amended Master Definitions”).

The Amended Master Definitions amended the Existing Master Definitions in the following respects. The definition of “Funding 2 Available Principal Receipts” was amended to delete the following paragraph:

“(g)	any amount standing to the credit of the Funding 2 Transaction Account to the extent equal to the principal amount advanced to Funding 2 by either the Master Issuer by way of Start-up Loan Tranche or by the Funding 2 Start-up Loan Provider by way of a Funding 2 Start-up Loan and not required by Funding 2 to meet its costs and expenses, as certified by the Cash Manager on behalf of Funding 2 to the Funding 2 Security Trustee”.

The definition of “Funding 2 Available Revenue Receipts” was amended to add the following paragraph (with the effect that such amount is included in that definition):

“(h)	any amount standing to the credit of the Funding 2 Transaction Account to the extent equal to the principal amount advanced to Funding 2 by either the Master Issuer by way of Start-up Loan Tranche or by the Funding 2 Start-up Loan Provider by way of a Funding 2 Start-up Loan and not required by Funding 2 to meet its costs and expenses, as certified by the Cash Manager on behalf of Funding 2 to the Funding 2 Security Trustee”.

The Amended and Restated Mortgages Trust Deed, dated as of November 21, 2007 (the “Existing Mortgages Trust Deed”), which was filed as an exhibit to Amendment No. 3 to the registration statement on Form S-3 of Permanent Funding (No. 2) Limited (No. 333-145530) dated December 17, 2007, was amended and restated by the Amended and Restated Mortgages Trust Deed, dated as of May 28, 2008 (the “Amended Mortgages Trust Deed”).

The Amended Mortgages Trust Deed amended the Existing Mortgages Trust Deed in the following respect. Item (1) in the proviso to Section 11.2 was amended from:

“(1) The amount of Mortgages Trust Available Principal Receipts to be allocated and paid to:

(i)	Funding 1 on a Distribution Date will be reduced by an amount equal to (a) the aggregate of Funding 1 Available Revenue Receipts which are to be applied on the immediately succeeding Funding 1 Interest Payment Date in reduction of deficiencies on the Principal Deficiency Ledger less (b) the amount by which any Mortgages Trust Available Principal Receipts previously allocated to Funding 1 in the current Interest Period have been reduced in accordance with (1)(i)(a) above; and

(ii)	Funding 2 on a Distribution Date will be reduced by an amount equal to (a) the aggregate of Funding 2 Available Revenue Receipts which are to be applied on the immediately succeeding Funding 2 Interest Payment Date in reduction of deficiencies on the Funding 2 Principal Deficiency Ledger less (b) the amount by which any Mortgages Trust Available Principal Receipts previously allocated to Funding 2 in the current Interest Period have been reduced in accordance with (1)(ii)(a) above”

in the Existing Mortgages Trust Deed to:

“(1)	The amount of Mortgages Trust Available Principal Receipts to be allocated and paid to:

(i)	Funding 1 on a Distribution Date will be reduced by an amount equal to (a) the aggregate of Funding 1 Available Revenue Receipts which are to be applied on the immediately succeeding Funding 1 Interest Payment Date in reduction of deficiencies on the Principal Deficiency Ledger less (b) the amount by which any Mortgages Trust Available Principal Receipts previously allocated to Funding 1 in the current Interest Period have been reduced in accordance with (1)(i)(a) above, PROVIDED THAT the aggregate of the Mortgages Trust Available Principal Receipts previously allocated to Funding 1 in the current Interest Period, the Mortgages Trust Available Principal Receipts to be allocated and paid to Funding 1 on that Distribution Date (assuming for such purpose that such reduction will be made) and the Funding 1 Available Revenue Receipts which are to be applied on the immediately succeeding Funding 1 Interest Payment Date in reduction of deficiencies on the Principal Deficiency Ledger is at least equal to the aggregate of the Funding 1 Cash Accumulation Requirement and the Funding 1 Repayment Requirement; and

(ii)	Funding 2 on a Distribution Date will be reduced by an amount equal to (a) the aggregate of Funding 2 Available Revenue Receipts which are to be applied on the immediately succeeding Funding 2 Interest Payment Date in reduction of deficiencies on the Funding 2 Principal Deficiency Ledger less (b) the amount by which any Mortgages Trust Available Principal Receipts previously allocated to Funding 2 in the current Interest Period have been reduced in accordance with (1)(ii)(a) above, PROVIDED THAT the aggregate of the Mortgages Trust Available Principal Receipts previously allocated to Funding 2 in the current Interest Period, the Mortgages Trust Available Principal Receipts to be allocated and paid to Funding 2 on that Distribution Date (assuming for such purpose that such reduction will be made) and the Funding 2

Available Revenue Receipts which are to be applied on the immediately succeeding Funding 2 Interest Payment Date in reduction of deficiencies on the Principal Deficiency Ledger is at least equal to the aggregate of the Funding 2 Cash Accumulation Requirement and the Funding 2 Repayment Requirement”

in the Amended Mortgages Trust Deed.

Capitalized terms used in this Form 8-K and not defined shall have the meanings assigned to them in the Amended and Restated Master Definitions and Construction Schedule, attached as Exhibit 10.1 hereto.

Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Master Definitions and Construction Schedule
10.2	Amended and Restated Mortgages Trust Deed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMANENT FUNDING (NO.2) LIMITED, as Depositor
By:	/s/ David Balai Name: David Balai Title: Director

Dated: June 11, 2008

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Master Definitions and Construction Schedule
10.2	Amended and Restated Mortgages Trust Deed